Investor Update: April 2023 Our “ESG” Progress Plan Update Investing in Efficiency, Sustainability and Growth Best in the U.S. in Large Customer Satisfaction ESource We Energies Named #1 Energy Company in America by Business Customers Escalent Finalist for the S&P Global Energy Award in Corporate Social Responsibility S&P Global Platts

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, credit ratings, credit metrics, debt-financings, construction costs, investment opportunities, corporate initiatives (including the ESG Progress Plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying and severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification initiatives, mandates and other efforts to reduce the use of natural gas; the company’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan; terrorist, physical or cyber-security threats or attacks and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or our ability to use certain tax benefits and carryforwards; federal, state, and local legislative and regulatory changes, including changes to environmental standards, the enforcement of these laws and regulations and changes in the interpretation of regulations by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, from the ongoing conflict between Russia and Ukraine; the impact from any health crises, including epidemics and pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of the American Transmission Company as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2022, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 The Premier Energy Company in America’s Heartland  $28.0 billion market cap*  4.6 million retail customers  60% ownership of American Transmission Company  $41.9 billion of assets * As of Feb. 28, 2023

4 A History of Quality Earnings Growth $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 GAAP Adjusted** 2023 Guidance * Estimated based on 2023 guidance midpoint of $4.60 per share. ** See Appendix for reconciliation of adjusted amounts to GAAP amounts. $4.58-$4.62

5 Consistent Performance Over Time EPS Guidance 2022 Exceeded  2021 Exceeded  2020 Exceeded  2019 Exceeded  2018 Exceeded  2017 Exceeded  2016 Exceeded  2015 Exceeded  2014 Exceeded  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  The only utility to beat guidance every year for 19 years running.

6 In January, raised the dividend by 7.2% to a new annual rate of $3.12 per share* Strong Dividend Growth Continues Top decile dividend growth in industry** ** Reflects current and expected dividends declared in 2023 *Annualized based on 1st quarter 2023 dividend of 78 cents per share

7 $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98 $2.08 $2.21 $2.36 $2.53 $2.71 $2.91 $3.12 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E Strong Dividend Growth Continues Targeting dividend payout of 65%-70% of earnings Projecting dividend growth in line with earnings growth * Annualized based on 4th quarter 2015 dividend of $0.4575. ** Annualized based on 1st quarter 2023 dividend of 78 cents per share Annualized Dividends Per Share **

8 What’s New?

9  Affirmed 2023 earnings guidance of $4.58 to $4.62 per share*  In light of one of the warmest winters in history, first quarter earnings guidance lowered to a range of $1.56 to $1.58 per share*  Previous first quarter earnings guidance was $1.68 to $1.72 per share Earnings Guidance Update *Assumes normal weather going forward and no significant negative net impact related to property damage from the wind event at Samson I

10  WEC Infrastructure purchased Samson I Solar Farm on Feb. 24th  In early March, Samson I was damaged by a wind storm in Texas  Certain sections across approximately 40 percent of the park incurred some amount of damage  Full damage assessment is underway  We are pursuing insurance and warranty claims Weather Event at Samson I Solar Farm

11 Project Approved Investment1 Darien Solar-Battery Park $400 million West Riverside Energy Center First Option $102 million Koshkonong Solar-Battery Park $585 million 1 Reflects amounts approved by the PSCW. Project estimates and final costs may vary. The Wisconsin Commission has approved more than $1 billion of capital investment since early December Advancing our renewable/reliability goals

12  Authorized Return on Equity - 9.80 percent  Equity component of capital structure rises to 53 percent  Scope for 2024 Limited Re-Opener  Limited reopener for 2024 rates will address recovery of capital investments that achieve commercial operation in 2023 and 2024  Will also address projected O&M savings from the retirement of two older coal-fueled units  Return on equity and equity layer will not be considered December 2022 Final Order Wisconsin Utilities - Rate Review Earnings sharing mechanism: Treatment 9.80% – 9.95% No sharing >9.95% – 10.55% 50/50 sharing >10.55% 100% customer

13  Peoples Gas will not seek an extension of the automatic bill adjustment rider QIP.  With natural gas prices expected to decline this year and next year, we project customer bills to stay largely flat as new rates take effect in 2024.  Chicago home heating bills are below other major U.S. cities. That is expected to continue with this filing. In January, Peoples Gas and North Shore Gas filed applications with the Illinois Commerce Commission: Illinois Rate Reviews Peoples Gas North Shore Gas Current ROE 9.05% 9.67% Current Equity Ratio 50.33% 51.58% Proposed ROE 9.90% 9.90% Proposed Equity Ratio 54.0% 54.0% Forecasted 2024 Rate Base (in millions) $ 4,782 $ 445 Bill Impacts of the Proposed Adjustments in Base Rates 13.0% 7.8% Order expected in Q4 2023 for new rates effective January 1, 2024

14  Leading a pilot project to test a new form of long-duration energy storage on the U.S. electric grid.  Partnering with EPRI and CMBlu Energy  This energy storage system uses a proprietary technology that incorporates environmentally friendly materials ‘a green battery.’  The project will test battery system performance, including the ability to store and discharge energy for up to twice as long as the typical lithium-ion batteries in use today.  Pilot planned for the fourth-quarter of 2023. Results will be shared across the industry in early 2024. Organic Flow Battery Storage New Clean Energy Pilot Project

15 $4,693 $6,440 $3,356 $3,556 $2,811 $2,673 $3,053 $3,021 $542 $529 $1,345 $1,953 $1,900 $1,928 $17,700 $20,100 2022-2026 2023-2027 Energy Infrastructure ATC* MERC/MGU Illinois WI Gas Delivery** WI Electric Delivery** WI Generation** N e w P la n F o rm e r P la n ESG Progress Plan Supports 6.5% to 7.0% EPS Growth Increasing Five-Year Capital Plan by $2.4 Billion *ATC is accounted for using the equity method; this represents WEC’s portion of the investment **Includes UMERC $ In millions

16 $26.5 billion $38.4 billion 2022A 2027E* Robust Growth in Asset Base *Estimated year-end average asset base Expect long-term EPS growth of 6.5% to 7.0% per year. 7.7% Growth

17 Solar  505 MW under construction  270 MW received regulatory approval  Planning for additional 1,135 MW  Qualifies for Production Tax Credits Battery  316 MW received regulatory approval  Planning for additional 400 MW  Qualifies for Investment Tax Credits Wind  82 MW received regulatory approval  Planning for additional 585 MW  Qualifies for Production Tax Credits 2023-2027 Capital Plan Investing $5.4 billion in Regulated Renewables Plan to build and own nearly 3,300 MW – quadrupling our carbon-free generation

18 SD IL NE Plan to invest $1.9 Billion (2023-2027) WEC Infrastructure Portfolio – Green and Growing In-service Under development Total Project Capacity (MW) Investment (in millions) Wind ● Upstream 200 $307 ● Bishop Hill III 132 166 ● Coyote Ridge 97 145 ● Blooming Grove 250 389 ● Tatanka Ridge 155 240 ● Jayhawk 190 282 ● Thunderhead 300 381 ● Sapphire Sky1 250 442 Solar ● Samson I1 250 250 ● Maple Flats1 250 360E Subtotal 2,074 $2,962 Additional Investment 876 Total $3,838 1 Investment is part of the 2023-2027 capital plan KS TX

19 Modernizing Our Gas-Fueled Generation Fleet Retiring  Weston 2  74 MW  Retired: Feb. 2023  Additional 126 MW of older, less-efficient gas generation expected to retire in 2023 and 2024 Building Weston RICE units  Received regulatory approval on Mar. 31, 2022  128 MW  Expected investment: $170 million  Target in-service: 2023 * Filed and pending regulatory approval ** Pending due diligence and regulatory approval Investing West Riverside Energy Center combined-cycle First Option: 100 MW*  Received regulatory approval on Feb. 28, 2023  Expected investment: $102 million  Target: Q2 2023 Additional 100 MW option**  Expected investment: $100 million  Target: 2024 Whitewater combined-cycle  Previously under power purchase agreement  Received regulatory approval on Nov. 10, 2022  Investment: $75 million  Transaction closed Jan. 1, 2023

20  Near-term retirements planned:  Oak Creek Units 5-6: 528 MW (May 2024)  Oak Creek Units 7-8: 611 MW (late in 2025)  Columbia Units 1-2: 300 MW (by June 1, 2026)  Enhancing fuel flexibility (gas blending) at Oak Creek Power the Future units  By the end of 2030, we expect to use coal only as a backup fuel  We plan to eliminate coal as an energy source by the end of 2035 Exiting Coal

21 $532 $707 $712 $661 $643 $319 $424 $427 $397 $386 2023 2024 2025 2026 2027 ATC WEC portion 60% American Transmission Company 5-year (2023-2027) WEC projected capital investment:  Ongoing ATC: $1.7 billion  Tranche 1 (2025-2027): $0.3 billion Future ATC Opportunity  ATC’s estimated investment in Tranche 1 is approximately $900 million (2022 dollars).  MISO Tranche 2:  Discussions underway Projected Capital Expenditures (millions) WEC portion of investment from 2023-2027: $2.0 billion

22 *Includes projection of potential carbon offsets by 2050 Carbon Reduction Goals – Electric Generation We have established aggressive carbon reduction goals for our electric generating fleet, aligned with or surpassing global emissions pathways aimed at limiting warming to 1.5°C. Reduction goals: 60% below 2005 levels by the end of 2025 80% below 2005 levels by the end of 2030 Net carbon neutral by 2050 -100 -80 -60 -40 -20 0 2005 2022 2025 2030 2050 Achieved and anticipated CO2 reductions (net mass)* -49%

23 Goal: Net zero by the end of 2030** * Represents a decrease in the rate of methane emissions, per mile, from the natural gas distribution lines in our network from a 2011 baseline. ** This goal applies to emissions from WEC Energy Group natural gas distribution companies calculated in accordance with EPA’s 40 Code of Federal Regulations Part 98, Subpart W reporting rule. -100% -80% -60% -40% -20% 0% 2011 2021 2030 Achieved* and anticipated methane emission reduction from natural gas distribution. Aligns with the effort to limit warming to 1.5°C. -16% Use of Renewable Natural Gas (RNG) will contribute significantly to our goal Our ESG Progress Plan Methane Reduction

24 Regional Economy

25 Powering Industry Leaders in our Region

26 Wisconsin Segment Longer-Term Sales Forecast 2025-2027 Electric 0.7%-1.0% Gas 0.7%-1.0% Sales Growth Forecast (weather-normalized) Year-Over-Year

27  Track record of top decile performance among regulated utilities  Industry leading earnings quality  ESG Progress Plan drives premium EPS growth of 6.5% to 7.0%  No need to issue equity through forecast period  100% of capital allocated to regulated businesses or contracted renewables  Dividend growth projected to be in line with earnings growth  Aggressive environmental goals in place  By the end of 2030, we expect to use coal only as a backup fuel  Exit from coal planned by the end of 2035  Poised to deliver among the best risk-adjusted returns in the industry Key Takeaways for WEC Energy Group

Appendix

29 Electric Distribution Electric Transmission 60% ownership Electric Generation Energy Infrastructure Natural Gas Distribution

30  Extension of Production Tax Credits (PTC) and Investment Tax Credits (ITC)  PTC option for solar projects  Potential opportunities at WEC infrastructure segment  ITC for stand-alone electric storage projects  Tax Credit “transferability” likely to provide additional options for monetization  Credit positive  At WEC, no material impact expected from alternative minimum tax Inflation Reduction Act Customer Benefit and Investment Opportunity

31 Reduce carbon dioxide emissions from electric generation 60% by the end of 2025 and 80% by the end of 2030 – both from a 2005 baseline. Long-term goal of net-zero carbon emissions from our generating fleet by 2050 Planned exit from coal by the end of 2035 Targeting net-zero methane emissions from distribution by the end of 2030 Planned utility renewable investments (2023-2027) ) Appointed five new independent directors since 2019 — increasing overall diversity of our Board of Directors Contributed by our companies and foundations to nonprofit organizations in 2022 Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2022 Spent on energy efficiency and conservation in 2022 Commitment to ESG $116.8 million $299.4 million $20.6 million Responsible Governance $5.4 billion Methane Reduction Goal Exit from Coal Carbon Goals

32 Electricity Supply by Fuel Type (megawatt-hours delivered to regulated utility customers) 73% 32% 7% 37% 32% 17% 22% 24% 3% 8% 39% 2005 2022 2030E 2035 2050 Coal Natural Gas Nuclear Renewables Exiting Coal <5% Net carbon neutral goal Planned exit from coal

33 Reducing Greenhouse Gas Emissions 0.78 0.41 0.33 0.16 0** 2005 2022 2025E 2030E 2050E Greenhouse gas intensity* (metric tons CO2/MWh) *Includes owned electric generation, purchased power and WEC Infrastructure (WECI). The environmental attributes of the WECI renewable facilities are or may be the property of third parties. As such, these third parties are solely entitled to the reporting rights and ownership of the environmental attributes such as renewable energy credits, offsets, allowances and the avoided emissions of greenhouse gases. **Includes projection of potential carbon offsets by 2050.

34 Plan to invest $5.4 Billion (2023-2027) Investment in Regulated Renewables Target Project Utility WEC Ownership1 WEC Investment ($M) WEC Capacity (MWs) In-Service Two Creeks Solar Project WPS 66.7% $130 100 Badger Hollow I Solar Park 130 100 2023 Badger Hollow II Solar Park WEPCO 151E 100 1st Half 2023 Red Barn Wind Park WPS 90% 160E 82 2023 Paris Solar-Battery Park2 WEPCO and WPS 390E 279 2024 Darien Solar-Battery Park2 400E 293 2025 Koshkonong Solar-Battery Park2 585E 419 1 Madison Gas & Electric will own a minority interest at each site 2 Battery storage timing to be determined Solar Total 1,910 MW Battery Storage Total 716 MW Wind Total 667 MW Grand Total 3,293 MW 2023-2027 Plan

35 Project Developer Investment Offtake Agreement WEC Commercial Operations Total Project Capacity Bishop Hill III Wind Energy Center Invenergy $166M for 90% ownership WPPI Energy 22 years 8/31/18 132 MW Upstream Wind Energy Center Invenergy $307M for 90% ownership Affiliate of Allianz 10 years 1/10/19 200 MW Coyote Ridge Wind Farm Avangrid Renewables $145M for 80% ownership and 99% of tax benefits Google Energy LLC 12 years 12/20/19 97 MW Blooming Grove Wind Farm Invenergy $389M for 90% ownership Verizon and Saint-Gobain North America 12 years 12/8/20 250 MW Tatanka Ridge Wind Farm Avangrid Renewables $240M for 85% ownership and 99% of tax benefits Google Energy - 12 years Dairyland Power - 10 years 1/5/21 155 MW Jayhawk Wind Farm Apex Clean Energy $282M for 90% ownership and 99% of tax benefits Meta Platforms Inc. 10 years 12/15/21 190 MW Thunderhead Wind Energy Center Invenergy $381M for 90% ownership TBA – new PPAs with Fortune 100 companies 12 years 11/16/22 300 MW Sapphire Sky Wind Energy Center Invenergy $442M for 90% ownership Fortune 100 Technology Company 2/7/23 250 MW Samson I Solar Energy Center Invenergy $250M for 80% ownership AT&T Corp – 15 years 2/24/23 250 MW Maple Flats Solar Energy Center Invenergy $360M expected for 80% ownership Fortune 100 Company Projected: Early 2024 250 MW Infrastructure Investment Summary

36  Led a pilot program – first of its kind in the world - to test hydrogen as a fuel source for power generation  Partnered with the Electric Power Research Institute (EPRI)  Blended hydrogen with natural gas at one of our RICE units  Initial findings indicate that all project measures met or exceeded expectations  Units performed efficiently WEC Energy Group’s industry-leading efforts could help create another viable option for decarbonizing the economy. Hydrogen Pilot Program

37 Today and Tomorrow Why Our Natural Gas Distribution Networks Matter Our Service Area  65-78% of homes use natural gas for heating  Growth continues as customers convert to natural gas Hydrogen and RNG Opportunities  Potential to blend  Investment potential to convert existing distribution networks Electric Conversion Debate  Today, electric heat pumps in our region are substantially more costly than natural gas heating*  Natural hedge in Wisconsin since we serve both electric and natural gas customers  Currently participating in Low Carbon Resource Initiative and other electrification R&D -46° -26° -26° -23° Weather in the map reflects (in Fahrenheit) actual temperatures reported by NOAA during the January 2019 polar vortex. * Based on independent, third-party research for the region we serve.

38 New Liquefied Natural Gas (LNG) Storage Facilities LNG will provide a solution for Southeastern Wisconsin to meet peak customer demand on the coldest days of the year.  We Energies received approval for two LNG facilities to address the need for additional natural gas supply in Wisconsin  Total expected investment: $370 million  Construction in progress  Targeted in-service date:  Bluff Creek LNG Facility: 2023  Ixonia LNG Facility: 2024 Taking Steps to Maintain Reliable and Affordable Service for Our Customers

39 Electric delivery redesign/resilience  Addressing aging infrastructure and system hardening  Enhancing efficiencies and reducing operating costs  Expect to spend $3.6 billion (2023- 2027) with continued investment over next decade Project Highlights Efficiency, Growth and Sustainability Progress Taking Steps to Maintain Reliable and Affordable Service for Our Customers

40 Natural Gas Safety Modernization  Increasing capacity and reliability of natural gas service in our territories Illinois  Expected replacement of 2,000 miles of piping for safety and reliability in Chicago  Project $280 million-$300 million annual average investment  Illinois law authorizes rider through 2023  Continued investment planned over next decade Project Highlights Efficiency, Growth and Sustainability Progress Taking Steps to Maintain Reliable and Affordable Service for Our Customers

41 1,340 1,207 1,236 1,418 1,239 655 716 727 727 731 605 563 506 525 474 563 663 614 590 591 113 116 105 101 94 319 424 427 397 386 $3,595 $3,689 $3,615 $3,758 $3,515 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2023 2024 2025 2026 2027 ATC Investment MERC/MGU Illinois WI/MI Gas Delivery** WI/MI Electric Delivery WI/MI Generation* Depreciation at the utilities expected to average $1.3 billion annually, and $150 million at ATC, over the 2023-2027 period * Generation includes capital spend at We Power ** Delivery includes capital spend at Bluewater $18.2 billion projected capital spend from 2023-2027 Utility Capital Plan Drives EPS Growth

42 2023 2024 2025 Wisconsin Electric $1,504.1 $1,478.2 $1,274.6 Wisconsin Gas $251.4 $246.0 $230.9 Wisconsin Public Service $754.8 $679.9 $858.7 Upper Michigan Energy $20.4 $28.7 $81.3 Wisconsin Segment $2,530.7 $2,432.8 $2,445.5 Peoples Gas $506.3 $599.0 $540.5 North Shore Gas $50.8 $60.5 $73.5 Illinois Segment $557.1 $659.5 $614.0 Minnesota Energy Resources $58.7 $58.2 $56.2 Michigan Gas Utilities $53.1 $56.8 $48.5 Other States Segment $111.8 $115.0 $104.7 We Power $44.2 $38.4 $20.4 Bluewater $3.6 $2.4 $0.8 Infrastructure Investments $699.2 $643.0 $196.0 Nonutility Energy Infrastructure $747.0 $683.8 $217.2 Corporate and Other $28.1 $17.0 $2.7 Subtotal $3,974.7 $3,908.1 $3,384.1 ATC Investment 1 $319.1 $424.3 $427.2 Total WEC Capital Projection $4,293.8 $4,332.4 $3,811.3 By Company Capital Plan Projections ($ in millions) 1 ATC is accounted for using the equity method; this represents WEC’s portion of the investment.

43 Composition of Asset Base Total 2022 Average Asset Base of $26.5 Billion Note: We Power value represents investment book value. Company Asset Base - $B % of Total Wisconsin Electric $7.3 27.5% Wisconsin Gas 1.9 7.2 Wisconsin Public Service 4.2 15.9 Upper Michigan Energy Resources 0.4 1.5 Peoples Gas 4.1 15.5 North Shore Gas 0.4 1.5 Minnesota Energy Resources 0.5 1.9 Michigan Gas Utilities 0.3 1.1 We Power 3.1 11.7 Bluewater 0.3 1.1 WEC Infrastructure 1.4 5.3 American Transmission Company 2.6 9.8 Total $26.5 100%

44 National Leader in Operating Efficiency and Financial Discipline $27.60 $12.60 $15.60 $16.80 $21.00 $21.60 $21.80 $23.00 $24.80 $39.20 $79.30 $0 $10 $20 $30 $40 $50 $60 $70 $80 2021 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed. The top 10 vertically integrated electric utilities by 12/31/2021 market cap W E C A V E R A G E

45 Focused on Efficiency $1,342 $1,281 $1,234 $1,143 $1,107 $1,088 $1,082 2016 2017 2018 2019 2020 2021 2022 2023E $ I n m ill io n s *Excludes costs that have a revenue offset such as operation and maintenance costs associated with the We Power generation units, transmission expenses that are collected in rates, regulatory amortizations, riders and other pass-through expenses. Day-to-Day O&M Expense* 3-5%

46 Credit Metrics – Healthy Balance Sheet Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 Issuer Credit Ratings 11.9% 14.2% 2022 Actual* 2022 Adjusted** Funds from Operations/Debt Holding Company Debt to Total Debt WEC Energy Group Target 2023-2027 GAAP FFO to Debt 15-16% S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16% 29.7% 10.0% 15.0% 20.0% 25.0% 30.0% 2022 2023-2027E Goal of 30% or Less *FFO to debt ratio using GAAP operating cash flow and debt balance **See reconciliation in appendix

47 Projected Financing Plans for 2023 1 $1,100 $900-$1,100 $600- $1,000 $0 $500 $1,000 $1,500 $2,000 $2,500 Holding Company Utilities & Energy Infrastructure (i n m ill io n s ) YTD Financing Planned Financing Existing Facilities $1.5B net liquidity (as of Dec, 2022) $3.1B Sept. 2026 2 1. Amounts and timing are subject to material change based upon numerous factors, including market conditions, regulatory approvals, capital requirements and investment opportunities. 2. Includes $700 million of retirements at the holding company in Sept. 2023 3. Includes Public and Private Financings 3

48 34% Large C&I by Segment Paper/Packaging 26% Foundry (SIC 33) 11% Mining/Minerals 10% Metal (SIC 34,35,37) 8% Other Manufacturing 8% Food/Agriculture 7% Medical 6% Education 4% Printing 3% Chemical 2% Office 2% Other 13% Balanced Sales Mix Large C&I 34% Residential and Farm 31% Small C&I 35% 2022 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula.

49 Diverse Portfolio of Businesses Based on 2022 average asset base. WI 63% IL 17% MI/MN 5% WECI 5% ATC 10% By Jurisdiction By Business Electric generation and distribution 49%Natural gas distribution 36% WECI 5% Electric transmission 10% *ATC is accounted for using the equity method; this represents WEC’s portion of the asset base.

50 Estimated Decision Date Wisconsin (apps.psc.wi.gov)  Commission decision on general rate review for new base rates effective 1/1/23 (Dockets: WE and WG: 5-UR-110 and WPS 6690-UR-127)   Decision on Darien Solar and Battery Storage (Docket: 5-BS-255 filed 3/16/21)   Decision on West Riverside 100 MW Acquisition (Docket: 5-BS-265 filed 1/31/22)   Decision on Koshkonong Solar and Battery Storage (Docket: 5-BS-258 filed 4/30/21)  Illinois (icc.illinois.gov)  Decision on general rate review for new base rates effective 1/1/24 (Dockets: PGL: 23-0069 and NSG 23-0068 Filed 1/6/23) Q4 2023  Decision on 2016 Rider QIP Reconciliation (Docket: 17-0137 filed 3/20/17) 2023 Michigan (michigan.gov/mpsc)  Decision on proposed base rate increase of $19.1 million or 9.1% (Case No. U-21366 filed 3/3/23) Q4 2023 Minnesota (mn.gov/puc)  Interim base rate increase of $37.0 million or 9.1% effective 1/1/23   Decision on proposed base rate increase of $40.3 million or 9.9% (Docket G011/GR-22-504 filed 11/1/22) 2023 Regulatory Matters

51 Regulatory Environment Wisconsin  Governor Tony Evers (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois  Governor J.B. Pritzker (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Wisconsin Commissioners Name Party Began Serving Term Ends Rebecca Valcq Chair D 01/2019 03/2025 Summer Strand* D 03/2023 03/2029 Tyler Huebner* D 03/2020 03/2027 Illinois Commissioners Name Party Began Serving Term Ends Doug Scott** Chair D 06/2023 01/2024 Conrad Reddick D 03/2023 01/2028 Michael Carrigan D 01/2020 01/2025 Ann McCabe R 02/2022 01/2027 Stacey Paradis R 03/2023 01/2028 * Pending confirmation ** Carrie Zalewski will continue to serve until Doug Scott joins 6/2023

52 Rate-Making Parameters by Company Utility Equity Layer1 Authorized ROE Wisconsin Electric 50.50%-55.50% 9.80% Wisconsin Public Service 50.50%-55.50% 9.80% Wisconsin Gas 50.50%-55.50% 9.80% Peoples Gas 50.33% 9.05% North Shore Gas 51.58% 9.67% Minnesota Energy Resources 50.90% 9.70% Michigan Gas Utilities 51.50% 9.85% We Power 53.00%-55.00% 12.70% American Transmission Company 50.00% 10.52% 1 Represents the equity component of capital; rates are set at the midpoint of any range.  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities

53 Key Rate Making Components Area Illinois– Gas Minnesota– Gas Michigan– Electric and Gas Wisconsin– Gas Wisconsin– Electric Gas Pipeline Replacement Rider PGL MGU Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band MGP Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-Looking Test Years ✓ ✓ ✓ 2 years 2 years COVID-19 Incremental O&M and foregone late payment fees ✓ Credit Card Fees ✓ Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings Sharing No sharing on first 15 bp above allowed ROE, 50/50 on next 60bp, 100% to customers beyond 75 bp

54 Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2014 2015 2016 2017 Reported EPS – GAAP basis $2.59 $2.34 $ 2.96 $ 3.79 Acquisition Costs $0.06 $0.39 $ 0.01 – Integrys Earnings $(0.47) Impact of Additional Shares $0.47 Tax Benefit Related to Tax Cuts and Jobs Act of 2017 – – – $ (0.65) Adjusted EPS – Non-GAAP Basis* $2.65 $2.73 $ 2.97 $ 3.14 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; and (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition. None of these items are indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations.

55 Ratio of FFO to Debt (in millions, except percent) Ratio of FFO to Debt 2022 Net cash provided by operating activities $2,060.7 Total debt $17,294.5 Ratio of FFO to debt 11.9% Ratio of FFO to Debt – Adjusted* 2022 Net cash provided by operating activities $2,060.7 Add: Working Capital 340.8 Net cash provided by operating activities – adjusted $2,401.5 Total debt $17,294.5 Less: Working Capital 340.8 Total Debt – Adjusted $16,953.7 Ratio of FFO to Debt – Adjusted 14.2% *2022 Wisconsin non-cash “stay out” impact of approximately $130m not included above

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639